UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

March 22, 2017
Date of Report (Date of Earliest Event Reported)
_______________________________

HEWLETT PACKARD ENTERPRISE
COMPANY
(Exact name of registrant as specified in its charter)
_______________________________

DELAWARE	001-37483	47-3298624
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA (Address of Principal Executive Offices)		94304 (Zip Code)
(650) 687-5817
(Registrant’s telephone number, including area code)
_____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❑    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

    On March 22, 2017, Hewlett Packard Enterprise Company (“the Company”) held its 2017 annual meeting of stockholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders voted on four proposals and cast their votes as described below.  The proposals are described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on February 6, 2017.

Proposal 1

    The Company’s stockholders elected fourteen individuals to the Company's Board of Directors (“Board of Directors”) for the succeeding year or until their successors are duly qualified and elected as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Daniel Ammann	1,234,722,430	7,546,319	1,663,253	214,017,088
Marc L. Andreessen	1,017,911,215	224,566,861	1,453,926	214,017,088
Michael J. Angelakis	1,225,953,780	15,549,415	2,428,807	214,017,088
Leslie A. Brun	1,209,856,630	31,264,375	2,810,997	214,017,088
Pamela L. Carter	1,232,400,540	9,967,309	1,564,153	214,017,088
Klaus Kleinfeld	1,112,038,035	130,157,918	1,736,049	214,017,088
Raymond J. Lane	1,016,415,443	225,855,632	1,660,927	214,017,088
Ann M. Livermore	1,234,375,274	8,212,540	1,344,188	214,017,088
Raymond E. Ozzie	1,239,513,298	2,764,104	1,654,600	214,017,088
Gary M. Reiner	1,238,741,428	3,532,697	1,657,877	214,017,088
Patricia F. Russo	1,162,517,215	72,879,412	8,535,375	214,017,088
Lip-Bu Tan	777,701,452	463,747,398	2,483,152	214,017,088
Margaret C. Whitman	1,208,786,467	33,645,689	1,499,846	214,017,088
Mary Agnes Wilderotter	1,221,764,022	20,512,652	1,655,328	214,017,088

Proposal 2
The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2017 as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,441,289,428	12,674,057	3,985,605	0

Proposal 3
The Company’s stockholders cast their votes with respect to the advisory vote to approve executive compensation as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,036,276,173	199,395,404	8,260,425	214,017,088

Proposal 4

    The Company’s stockholders approved the provisions of the Hewlett Packard Enterprise Company 2015 Stock Incentive Plan (as amended and restated on January 25, 2017) that are required to be approved by stockholders in order for the Company to continue to be eligible for a federal tax deduction for “performance-based compensation” paid to certain of the Company’s officers pursuant to the plan under Section 162(m) of the Internal Revenue Code of 1986, as amended, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,167,994,252	72,728,322	3,209,428	214,017,088

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

DATE: March 27, 2017	By:	/s/ RISHI VARMA
	Name:	Rishi Varma
	Title:	Senior Vice President, Deputy General Counsel and Assistant Secretary